EXHIBIT 10.19

                            ADVISORY SERVICE AGREEMENT

     THIS ADVISORY SERVICE AGREEMENT (the "Agreement") is made this 4th day of April 2000 by and between CUIDAO HOLDING CORPORATION, a Florida corporation (the "Company") and ST. MARTIN EQUITY GROUP INC. a Bahamian Corporation (the "Advisor").

     WHEREAS, Advisor and Advisor's personnel have experience in advising corporate management, strategic planning, corporate development, financial accounting and forcecasting, marketing, structuring investor relations programs, contract negotiations and performing general administrative duties for publicly -held companies and development stage investment ventures relative to European Markets; and

     WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development in Europe on the terms and conditions set forth herein.

     NOW THEREFORE in consideration of the mutual promises and conditions set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Engagement. The Company hereby engages Advisor as of the date hereof and continuing until the termination as provided herein to provide or assist the Company with the following: review of existing financial reporting system and provide a fully-automated accounting system which will grow with the Company; attend e-commerce and other beverage industry conferences and advise the Company on trends and strategies for the beverage industry; provide a fully-developed e-commerce website for the Company; negotiate or assist in the negotiation of source, distribution and marketing agreements; evaluate prospective distributors;


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negotiate  and  evaluate  potential  distributor  acquisitions;   structure  and
negotiate financing with investors secured by the Company; assist in the preparation and completion of all Securities and Exchange Commission ("SEC) filings, including annual and quarterly reports, registration statements and any other SEC filings; assist in the preparation and completion of all press release and investor relations communications; assist in the preparation and completion of a business plan and marketing strategy; negotiate and structure asset acquisitions relative to the Company's growth; provide strategic planning and long term financial models for the growth of the Company; consult with the Company on general business and financial issues; design and arrange public and investor relations agreements for the Company; and oversee the financial operations of the Company during its development stage (collectively the "Services"). All Services to be completed hereunder shall be apply to Services relative to Europe and the European market only.

2. Term. Unless sooner terminated in accordance with the termination provisions set forth in this Agreement, the term of this Agreement shall be for an initial term of six (6) months commencing on the date hereof (the "Initial Term"), and shall be automatically renewed for an additional term of six (6) months, unless at least thirty (30) days prior to the end of the Initial Term either party shall advised the other of its desire to terminate this Agreement (the "Additional Term")

3. Time, Effort and Estimate Value of Advisor Services. Advisor shall allocate such time and assign such of Advisor's personnel as it deems necessary to complete the Services to be provided under this Agreement. It is expressly understood that the amount of time may vary from day to day and from week to week. Advisor estimates that the Services it will render during the Initial Term shall have an approximate value of $150,000 and that this value is


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comparable to what the Company would pay for like services from any  independent provider of such services. Further, Advisor estimates that its services during the Additional Period shall have a like value. The Company agrees to provide any and all information and or documents reasonably requested by Advisor and/or Advisor's personnel to assist in the performance of the Services required hereunder.

4. Limitations of Advisors Liability. In the absence of willful malfeasance, bad faith, negligence, or reckless disregard for the obligations and duties hereunder by Advisor, neither Advisor nor Advisor's personnel shall be liable to the Company or any of its subsidiaries, officers, directors or shareholders for any act or omission in the course of or connected with rendering the Services, including, but not limited to, losses that may be sustained in any corporate act in any subsequent business opportunity undertaken by the Company as a result of advice provided by Advisor or Advisor's personnel.

5. Advisory Services Compensation. The Company shall pay to Advisor as compensation for the Services under this Agreement during the Initial Terms by way of delivery by the Company of one hundred fifty thousand (150,000) shares of registered stock contemporaneously with the effectiveness of a Form S-8 registration statement registering shares for use as employee or consultant compensation. In addition, unless notice is provided by any party thirty (30) days prior to the expiration of the Initial Term, the Company shall pay to Advisor one hundred thousand Form S-8 shares prior to the commencement of the Additional Term. All shares shall be deemed fully earned and non-assessable as of the date hereof. The parties acknowledge that for the thirty (30) day period preceding this Agreement, the Company's common stock has had a closing price of not more than $1 on any day reported on the OTC Bulletin Board during that period. The shares to be issued hereunder shall be registered in the name of Dan Campbell, who


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is neither a shareholder, officer or director, either directly or indirectly, in
Advisor, who shall be the Advisor personnel principally charged with performing or overseeing the performance of the Services to be provided under this Agreement.

6. Costs and Expenses. All time charges, out of pocket costs and third party expenses incurred by Advisor in performance of the Services up to an amount equal to $150,000 during the Initial Term and up to $100,000 during the Additional Term shall be borne by Advisor. All third party costs and out of pocket expenses incurred by Advisor in excess of these amounts shall be reimbursed to Advisor within ten (10) days of presentation of written notice to the Company. During the Initial Term and Additional Term, Advisor shall provide the Company with quarterly statements of the time, costs and out of pocket expenses incurred in performance of the Services.

7.` Place of Services. The Services to be provided hereinunder shall be performed in such place as Advisor, in its sole discretion, deems is the best location for such Services and may include, but not be limited to Advisor's offices, the Company's offices or such other location as required for the particular service to be performed.

8. Independent Contractor. Advisor and Advisor's personnel will act as independent contractors in the performance of the Services under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor and Advisor's personnel and the Company. Neither Advisor nor Advisor's personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each


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opportunity  introduced by Advisor, and to make all final decisions with respect to whether or not to accept or reject any business opportunity suggested or introduced by Advisor or Advisor's personnel.

9. Rejected Asset Opportunity or Business Opportunity. If, during the Initial Term of this Agreement or the Additional Term, the Company elects not to proceed to acquire, participate or invest in any business opportunity identified and/or selected by Advisor or Advisor's personnel, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such business opportunity shall revert back to and become proprietary to Advisor, and Advisor shall be entitled to acquire or broker the sale or investment in such rejected business opportunity for its own account, or submit such assets or business opportunity elsewhere. In such event, Advisor shall be entitled to any and all profits or fees resulting from Advisor's purchase, referral or placement of any such rejected business opportunity, or the Company's subsequent purchase or financing with such business opportunity in circumvention of Advisor.

10. No Agency Express or Implied. This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor and Advisor's personnel and the Company.

11. Termination. The Company and Advisor may terminate this Agreement at any time with mutual consent and either party name give notice of termination thirty
(30) days prior to the Additional Term. Failing such mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty (30) days written notice under the following conditions:

     (A) By the Company.

          (1) if during the Initial  Term of this  Agreement  or the  Additional
          Term,


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Advisor is unable to provide the  Services  as set forth  herein for thirty (30)
consecutive business days because of illness, accident, or other incapacity of Advisor's personnel; or,


          (2) If Advisor willfully breaches or neglects the duties required to be performed hereunder.

     (B) By Advisor.

          (1) If the Company breaches this Agreement or fails to make any payments or provide information or documents required hereunder; or,

          (2) If the Company ceases business or sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

          (3) If the Company subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of its business; or

          (4) If the Company subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization or rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

          (5) If any of the disclosures made herein or subsequent hereto by the Company to Advisor are determined to be materially false or misleading. In the event either party elects to terminate for cause or this Agreement is terminated prior to the expiration of the Initial Term or if this Agreement is terminated by mutual written agreement, the Company shall be responsible to pay Advisor for unreimbursed expenses due hereunder. In the


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          event the Company  terminates this Agreement pursuant to subparagraphs
          A(1) or (a)(2), Advisor shall provide the Company with a full accounting of all costs and expenses and reimburse the Company during the Initial Term for $150,000 less the costs and expenses of Advisor and during the Additional Term for $100,000 less costs and expenses.

12. Indemnification. Subject to the provisions herein, the Company and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorney's fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

13. Remedies. Any and all remedies available hereunder shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

14.      Miscellaneous.

     (A) Subsequent Events. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations that could compromise its efforts and obligations under this Agreement.

     (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

     (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purpose of this Agreement.

     (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom


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such  compliance is owed.  The failure of any party to this Agreement to enforce at any time any of the provision of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

     (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

     (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mail for transmittal by certified or registered mail, postage prepaid, or when deposited with a recognized courier service for transmittal, or when sent by facsimile transmission and such transmission is evidenced by log as satisfactorily transmitted, and in each case provided that the communication is addressed:

         (1) In the case of the Advisor:

         St. Martin Equity Group, Inc.
                                            c/o Suisse Security
                                            Orissa House
                                            East Bay Street
                                            PO B0X N-4801
                                            Nassau, Bahamas
                                            Telefax:  (242) 394-0992
                                            Attention: E. Cassey


         (2)  In the case of Company:       Cuidao Holding Corporation
                                            2951 Simms Street
                                            Hollywood, Florida 33020-1510
                                            Telephone: (954) 924-0047
                                            Telefax: (954) 924-8171
                                            Attention: Robert Walker or
                                                       C. Michael Fisher



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or to such other  person or  address  designated  in  writing by the  Company or
Advisor to receive notice and served on the other party in accordance with this section.

     (G) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (H) Governing Law. This Agreement was negotiated and is being contracted for in Florida, and shall be governed by the laws of the State of Florida. The parties expressly agree to venue in Broward County, Florida for any and all actions commenced relative to this Agreement.

     (I) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

     (J) Entire Agreement This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement.

     (K)  Severability,   If  any  part  of  this  Agreement  is  deemed  to  be
unenforceable the balance of the Agreement shall remain in full force and effect.

     (L) Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The executed copy of this Agreement shall be valid and binding upon a party when transmitted by facsimile to the other party. At the request of any party hereto, all parties agree to execute an original of this Agreement, as well as, any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

St. Martin Equity Group, Inc.                         Cuidao Holding Corporation


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By:____________________                      By:________________________________
   E. Cassey                                    Robert Walker, Managing Director
   Authorized Signatory

                                             By:________________________________
                                                C. Michael Fisher, President